                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 NOVEMBER 9, 2010
                                -----------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
                    (Exact name of Registrant as specified in its charter)

                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
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                  (State or other jurisdiction)    (IRS Employer Identification No.)

             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
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            (Address of Principal Executive Office)       (Zip Code)

                                 (480) 607-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                    Appointment of Certain Officers

On November 8, 2010, Alanco Technologies, Inc. (“the Company”) announced that effective immediately it had appointed Mr. E. Kevin Dahill, age 63, as President of StarTrak Systems, LLC, its wholly owned subsidiary.

The attached documents describe fully the arrangement with Mr. Dahill.

Exhibit 99.1                                Press Release dated November 8, 2010, titled “Alanco Announces Appointment of New President for Subsidiary, StarTrak Systems, LLC.”

Exhibit 99.2                                Employment Agreement between StarTrak Systems, LLC and E. Kevin Dahill

                                                                                                                                                                                         ALANCO TECHNOLOGIES, INC.
Date: November 9, 2010                                                                                                                                               By: /s/John A Carlson
                                                                                                                                                                                               --------------------------
                                                                                                                                                                                        Chief Financial Officer